EXHIBIT 10.12

                   DIRECTOR'S INDEXED FEE CONTINUATION PROGRAM
                                       for
                     FIRST FEDERAL SAVINGS BANK OF LAGRANGE

                     FIRST FEDERAL SAVINGS BANK OF LAGRANGE

                   DIRECTOR'S INDEXED FEE CONTINUATION PROGRAM



I.       DEFINITIONS

         A.       Effective Date:

                  The Effective Date of the First Federal Savings Bank of LaGrange Director's Indexed Fee Continuation Program (the
                  Plan) shall be February 3, 1995.

         B.       Plan Year:

                  Any reference to "the Plan Year" shall mean a calendar year from January 1 to December 31. In the year of implementation, the term "the Plan Year" shall mean the period from the effective date to December 31 of the year of the Effective Date.

         C.       Retirement Date:

                  Retirement Date shall mean retirement from service with the Bank which becomes effective on the first day of the calendar month following the month in which the Director reaches age seventy (70) or such later date as the Director may actually retire.

         D.       Termination of Service:

                  Termination of Service shall mean voluntary resignation by the Director from service on the Board or failure of re-election to the Board, prior to the Retirement Date.

         E.       Pre-Retirement Account:

                  A Pre-Retirement Account shall be established as a liability reserve account on the books of the Bank for the benefit of each director in the Plan. Prior to termination of service or a director's retirement, such liability reserve account shall be increased or decreased each Plan Year (including the Plan Year in which the Director ceases to serve on the Board) by an amount equal to the annual earnings or loss for that Plan Year determined by the Index [described in subparagraph I (G) hereinafter], less the Cost of Funds Expense for that Plan Year [described in subparagraph I (H) hereinafter], divided by the number of directors in the Plan [as defined in subparagraph I (I) hereinafter] during that Plan Year.

         F.       Index Retirement Benefit:

                  The Index Retirement Benefit for each director in the Plan shall be equal to the annual earnings or loss determined by the Index [subparagraph I (G)] less the Cost of Funds Expense [subparagraph I (H)], divided by the number of directors in the Plan [subparagraph I (I)], for each Plan Year in which the Index Retirement Benefit is due.

         G.       Index:

                  The Index for any Plan Year shall be the aggregate annual after-tax income from the fife insurance contracts described in the attached Exhibit "A" on the lives of the participating directors [described in subparagraph I (I)], as defined by FASB Technical Bulletin 85-4. This Index shall be applied as if such insurance contracts were purchased on the effective date of the Plan.

                  If such contracts of life insurance are actually purchased by the Bank then the actual policies as of the dates they were actually purchased shall be used in calculations under this Agreement. If such contracts of life insurance are not purchased or are subsequently surrendered or lapsed, then the Bank shall receive annual policy illustrations from the above named insurance company(ies) on the increase in value from such policy(ies) as if they had actually been in force which will be used to calculate the amount of the Index.

                  In either case, references to the life insurance contract are merely for purposes of calculating a benefit. The Bank has no obligation to purchase such life insurance and, if purchased, the Director and his beneficiaries shall have no ownership interest in such policy and shall always have no greater interest in the benefits under this Agreement than that of an unsecured creditor of Bank.

         H.       Cost of Funds Expense:

                  The Cost of Funds Expense for any Plan Year shall be calculated by taking the sum of the amount of premiums set forth in the Indexed policies described above (Exhibit "A") plus the amount of any benefits paid to any director pursuant to the Plan (Paragraph II hereinafter) plus the amount of all previous years after-tax Costs of Funds Expense, and multiplying that sum by the average after-tax cost of funds of the Bank's third quarter Call Report for the Plan Year as filed with the Office of Thrift Supervision or other primary Federal Regulator.

         I.       Number of Participating Directors:

                  The Number of Participating Directors for any Plan Year shall be the number of directors (including those in retirement status) participating in the Plan as of December 31 of the previous year. Participating directors are those directors listed on the attached Exhibit B less any of those directors who have died. The policy of a director who is no longer a participating director shall not be considered when computing the Index [subparagraph (G)] in any Plan Year.

         J.       Change of Control:

                  Change of Control shall be deemed to be the cumulative transfer of more than fifty percent (50%) of the voting stock of the Bank holding company from the Effective Date of this Agreement. For the purposes of this Agreement, transfers on account of deaths or gifts, transfers between family members or transfers to a qualified retirement plan maintained by the Bank shall not be considered in determining whether there has been a change in control.

         K.       Normal Retirement Age:

                  Normal Retirement Age shall mean the date on which the Director attains age seventy (65).

II.      INDEX BENEFITS

         A.     Retirement Benefits:

                Subject to subparagraph II (C) hereinafter, a director who remains on the Board of the Bank until his Retirement Date defined in subparagraph I (C), shall be entitled to receive the balance in his Pre-Retirement Account in ten (10) equal annual installments commencing thirty days following the Director's Retirement Date. In addition to these payments, commencing with the Plan Year in which the Director attains his Retirement Date, the Index Retirement Benefit [as defined in subparagraph I (F) above] for each Plan Year shall be paid to the Director until his death.

         B.     Death:

                Should the Director die prior to having received the Pre-Retirement Account, the unpaid balance of the Pre-Retirement Account shall be paid to the beneficiary selected by the Director and filed with the Bank. In the absence of or a failure to designate a beneficiary, the unpaid balance shall be paid in a lump sum to the personal representative of the Director's estate.

         C.     Termination of Service:

                Should a Director suffer a Termination of Service [subparagraph I (D)], he shall be entitled to receive twenty percent (20%), times his full years of service on the board of the Bank (to a maximum of 100%), times the balance in the Pre-Retirement Account paid over ten (10) years in equal installments commencing at the Director's Normal Retirement Age [subparagraph I (K)]. In addition to these payments, commencing in the Plan Year the Director reaches his Normal Retirement Age [subparagraph I (K)], twenty percent (20%) times full years of service with the Bank, times the Index Retirement Benefit for each year shall be paid to the Director until his death.

         D.     Discharge for Cause:

                Should the Director be discharged for cause at any time prior to his Retirement Date, all Index Benefits under this Agreement [subparagraphs III (A), (B) or (C)] shall be forfeited. The term "for cause" shall mean gross negligence or gross neglect or the commission of a felony or gross-misdemeanor involving moral turpitude, fraud, dishonesty or willful violation of any law that results in any adverse effect on the bank. If a dispute arises as to discharge "for cause," such dispute shall be resolved by arbitration as set forth in this Agreement.

         E.     Death Benefit:

                Except as set forth above, there is no death benefit provided under this Agreement.

III.     RESTRICTIONS UPON FUNDING

         The Bank shall have no obligation to set aside, earmark or entrust any fund or money with which to pay its obligations under this Agreement. The directors, their beneficiaries or any successor in interest shall be and remain simply a general creditor of the Bank in the same manner as any other creditor having a general claim for matured and unpaid compensation.

         The Bank reserves the absolute right at its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and to determine the extent, nature and method of such funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall any director be deemed to have any lien nor right, title or interest in or to any specific funding investment or to any assets of the Bank.

         If the Bank elects to invest in a life insurance, disability or annuity policy upon the life of the Director, then the Director shall assist the Bank by freely submitting to a physical exam and supplying such additional information necessary to obtain such insurance or annuities.


IV.      CHANGE OF CONTROL

         Upon a Change of Control [as defined in subparagraph I (J) herein], if the Director is subsequently terminated then he shall receive the benefits promised in this Agreement upon attaining Normal Retirement Age, as if he had been continuously serving the Bank until that time. The Director will also remain eligible for all promised death benefits in this Agreement. In addition, no sale, merger or consolidation of the Bank shall take place unless the new or surviving entity expressly acknowledges the obligations under this Agreement and agrees to abide by its terms.

         This Director's Indexed Retirement Program adopted this 3rd day of February, 1995.


                                       FIRST FEDERAL SAVINGS BANK OF LAGRANGE



                                       /s/ John S. Holle
                                       --------------------------
                                       Chairman of the Board

                                    EXHIBIT A


1.    Assumed Insured:              Albert G. Bailey
      Insurance Company:            Security Life of Denver Insurance Company
      Policy Form:                  Whole Life
      Policy Name:                  Corp 4
      Insured's Age:                60
      Riders:                       None
      Ratings:                      None
      Face Amount:                  $245,418
      Premiums Paid:                $150,000
      Number of Premium Payments:   One
      Assumed Purchase Date:        February 3, 1995

2.    Assumed Insured:              Gordon M. Smith, Sr.
      Insurance Company:            Security Life of Denver Insurance Company
      Policy Form:                  Whole Life
      Policy Name:                  Corp 4
      Insured's Age:                60
      Riders:                       None
      Ratings:                      None
      Face Amount:                  $245,418
      Premiums Paid:                $150,000
      Number of Premium Payments:   One
      Assumed Purchase Date:        February 3, 1995

3.    Assumed Insured:              John W. Stewart, Jr.
      Insurance Company:            Security Life of Denver Insurance Company
      Policy Form:                  Whole Life
      Policy Name:                  Corp 4
      Insured's Age:                61
      Riders:                       None
      Ratings:                      None
      Face Amount:                  $239,013
      Premiums Paid:                $150,000
      Number of Premium Payments:   One
      Assumed Purchase Date:        February 3, 1995

4.    Assumed Insured:              John W. Stewart, Jr. (for Kelly R. Linch)
      Insurance Company:            Security Life of Denver Insurance Company
      Policy Form:                  Whole Life
      Policy Name:                  Corp 4
      Insured's Age:                61
      Riders:                       None
      Ratings:                      None
      Face Amount:                  $239,013
      Premiums Paid:                $150,000
      Number of Premium Payments:   One
      Assumed Purchase Date:        February 3, 1995

5.    Assumed Insured:              Robert W. Walters
      Insurance Company:            Security Life of Denver Insurance Company
      Policy Form:                  Whole Life
      Policy Name:                  Corp 4
      Insured's Age:                62
      Riders:                       None
      Ratings:                      None
      Face Amount:                  $232,705
      Premiums Paid:                $150,000
      Number of Premium Payments:   One
      Assumed Purchase Date:        February 3, 1995

6.    Assumed Insured:              Fred A. Durand, III
      Insurance Company:            Transamerica Assurance Company
      Policy Form:                  Universal Life
      Policy Name:                  TAC $AVER 2000
      Insured's Age:                52
      Riders:                       None
      Ratings:                      None
      Option:                       A
      Face Amount:                  $300,000
      Premiums Paid:                $150,000
      Number of Premium Payments:   One
      Assumed Purchase Date:        February 3, 1995

7.    Assumed Insured:              Hiram S. Burdette, III
      Insurance Company:            Transamerica Assurance Company
      Policy Form:                  Universal Life
      Policy Name:                  TAC $AVER 2000
      Insured's Age:                42
      Riders:                       None
      Ratings:                      None
      Option:                       A
      Face Amount:                  $450,000
      Premiums Paid:                $150,000
      Number of Premium Payments:   One
      Assumed Purchase Date:        February 3, 1995

8.    Assumed Insured:              Steven P. Teaver
      Insurance Company:            Transamerica Assurance Company
      Policy Form:                  Universal Life
      Policy Name:                  TAC $AVER 2000
      Insured's Age:                43
      Riders:                       None
      Ratings:                      None
      Option:                       A
      Face Amount:                  $450,000
      Premiums Paid:                $150,000
      Number of Premium Payments:   One
      Assumed Purchase Date:        February 3, 1995

9.    Assumed Insured:              Jacob B. Jarrell, II
      Insurance Company:            Alexander Hamilton Life Insurance Company
      Policy Form:                  Universal Life
      Policy Name:                  Executive Security Plan II
      Insured's Age:                65
      Riders:                       None
      Ratings:                      None
      Option:                       A
      Face Amount:                  $209,000
      Premiums Paid:                $150,000
      Number of Premium Payments:   One
      Assumed Purchase Date:        February 3, 1995

                                    EXHIBIT B


1.       Director Name:                           Albert G. Bailey
         Address:                                 1016 Country Club Drive
                                                  LaGrange, GA 30240
         Date of Birth:                           03/06/35
         Social Security Number:                  ###-##-####

2.       Director Name:                           Hiram S. Burdette, III
         Address:                                 128 Ashling Drive
                                                  LaGrange, GA 30240
         Date of Birth:                           09/17/52
         Social Security Number:                  ###-##-####

3        Director Name:                           Fred A. Durand, III
         Address:                                 721 Ridgecrest Road
                                                  LaGrange, GA 30240
         Date of Birth:                           02/22/42
         Social Security Number:                  ###-##-####

4.       Director Name:                           Jacob B. Jarrell, III
         Address:                                 650 Azalea Drive
                                                  LaGrange, GA 30240
         Date of Birth:                           03/13/29
         Social Security Number:                  ###-##-####

5.       Director Name:                           Kelly R. Linch
         Address:                                 725 Camellia Drive
                                                  LaGrange, GA 30240
         Date of Birth:                           10/16/42
         Social Security Number:                  ###-##-####

6.       Director Name:                           Gordon M. Smith, Sr.
         Address:                                 748 Lakewood Drive
                                                  LaGrange, GA 30240
         Date of Birth:                           05/26/35
         Social Security Number:                  ###-##-####

7.       Director Name:                           John W. Stewart, Jr.
         Address:                                 740 Camellia Drive
                                                  LaGrange, GA 30240
         Date of Birth:                           07/24/34
         Social Security Number:                  ###-##-####

8.       Director Name:                           Steven P. Teaver
         Address:                                 912 Country Club Road
                                                  LaGrange, GA 30240
         Date of Birth:                           06/04/51
         Social Security Number:                  ###-##-####

9.       Director Name:                           Robert W. Walters
         Address:                                 200 Pine Tree Drive
                                                  LaGrange, GA 30240
         Date of Birth:                           01/15/33
         Social Security Number:                  ###-##-####